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         CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, John H. Grady, President of Constellation Institutional Portfolios (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    September 8, 2005                  /s/ John H. Grady
     -------------------------              ------------------------------------
                                            John H. Grady, President
                                            (principal executive officer)


I, John H. Leven, Chief Financial Officer of Constellation Institutional Portfolios (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    September 8, 2005                /s/ John H. Leven
     -------------------------            --------------------------------------
                                          John H. Leven, Chief Financial Officer
                                          (principal financial officer)